UMB SCOUT FUNDS


                      Supplement dated November 29, 2005
            to the Prospectus and Statement of Additional Information
                 dated October 31, 2005 for the UMB Scout Funds.

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information for the UMB Scout Funds dated October 31, 2005. You should keep this Supplement with your Prospectus and Statement of Additional Information for future reference. Additional copies of the Prospectus and Statement of Additional Information may be obtained free of charge by calling (800) 996-2862.

Closing of UMB Scout Kansas Tax-Exempt Bond Fund
------------------------------------------------
The Board of Trustees of the UMB Scout Funds has voted to liquidate the UMB Scout Kansas Tax-Exempt Bond Fund. The liquidation is expected to be completed prior to December 31, 2005. In view of the proposed liquidation, the Fund will be closed to new investors as of December 1, 2005. However, shareholders who purchased their shares prior to December 1, 2005 may continue to purchase shares of the Fund until the liquidation is complete. After December 1, 2005, if you sell all of the shares in your UMB Scout Kansas Tax-Exempt Bond Fund account, your account will be closed and you will not be able to buy additional shares of the Fund or reopen your account.

The UMB Scout Funds' Privacy Policy
-----------------------------------
The following text replaces the UMB Scout Funds' Privacy Policy set forth on the inside cover of the Prospectus:

The UMB Scout Funds are committed to the belief that maintaining the confidentiality of our shareholders' information is at the core of our relationship with our shareholders. We promise that we will protect your confidential information as set forth in this Privacy Policy.

INFORMATION WE COLLECT

The UMB Scout Funds collect and retain information about you only when we reasonably believe that the information will assist us in managing your accounts. One of the main reasons we collect certain information is to protect your account and to identify you when we conduct transactions for you. The information will also be used to comply with certain laws and regulations that may apply to us and to help us understand your financial needs as we design or improve our products and services. We will also use your information to administer your account and transactions and to provide you with products and services that will best assist you. We collect nonpublic personal information about you from the following sources:

     o your application or other forms, correspondence or conversations (examples include name, date of birth, address and Social Security Number); and

     o your transactions with us (examples include account activity and balances).

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INFORMATION WE DISCLOSE

We understand that you expect the personal information you have entrusted to us to be handled with great care. We may share information about you with our affiliates in order for our affiliates to provide customer service, to process transactions, or to manage accounts for you. The types of affiliates with whom we share information include banks, investment advisers, and other financial service providers. We share only information about our experiences or transactions involving you or your account, such as your name, address, Social Security Number, account activity and account balances.

The UMB Scout Funds do not disclose nonpublic personal information about our shareholders to nonaffiliated third parties, except as permitted by applicable law. In compliance with applicable laws, we may share nonpublic personal information with nonaffiliated third parties that perform services on our behalf or to other financial institutions with which we have joint marketing agreements. In all cases, your information is strictly protected. Each agreement requires that service providers keep the information strictly confidential and use it only for the purpose for which it was intended.

The personal information of former shareholders is treated in the same manner as the information of current shareholders.

CONFIDENTIALITY AND SECURITY

The UMB Scout Funds restrict access to nonpublic personal information about you to those employees who need to know the information in order to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.